Filed under Rule 497(e)
Registration No. 002‑83631
VALIC Company I
(the “Company,” and its series, the “Funds”)
Supplement dated October 30, 2026, to the Prospectus of the Funds, dated October 1, 2026, as supplemented to date
At a special meeting of shareholders of the Company held on October 22, 2026 (the “Meeting”), the shareholders of each Fund approved two new investment advisory agreements between the Company and The Variable Annuity Life Insurance Company (“VALIC”), the Funds’ adviser, one of which became effective as of such date (the “New Advisory Agreement”). Prior to the approval of the New Advisory Agreement, VALIC was serving as the Funds’ adviser pursuant to an interim agreement that became effective on September 10, 2026, following Nippon Life Insurance Company’s acquisition of additional shares of Corebridge Financial, Inc. (“Corebridge”), VALIC’s parent company (the “Nippon Acquisition”). Fund shareholder approval was sought out of an abundance of caution that the Nippon Acquisition on September 10, 2026, could be deemed a change in control of VALIC. The terms of the New Advisory Agreement are substantially identical to the Funds’ prior investment advisory agreement, except for new effective and termination dates, updates to Fund names, and certain revisions to the notice provision. It is anticipated that the second investment advisory agreement approved by shareholders at the Meeting will replace the New Advisory Agreement at the end of 2026 upon the merger of Corebridge and Equitable Holdings, Inc.
Also at the Meeting, the shareholders of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund, voting separately, approved a change to their respective Fund’s sub‑classification from a “diversified” company to a “non‑diversified” company under Section 5(b)(1) of the Investment Company Act of 1940, as amended.
The shareholders of each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund, voting separately, also approved revisions to their respective Fund’s fundamental investment restriction regarding industry concentration to permit each respective Fund to concentrate its investments in a particular industry to approximately the same extent as its benchmark index.
In addition to the matters discussed above, the Funds’ shareholders elected Erin F. Donnelly as a director of the Company and approved a modified “manager‑of‑managers” arrangement, among other matters, at the Meeting.
The diversification and concentration changes will become effective on November 1, 2026 (the “Effective Date”). On the Effective Date, the following changes are made to the Funds’ Prospectus:
Diversification Changes
The subsections of the Prospectus entitled “Fund Summary – Principal Investment Strategies of the Fund,” solely with respect to the Capital Appreciation Fund, Large Cap

Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund, are amended to add the following:
The Fund is a non‑diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.
The subsections of the Prospectus entitled “Fund Summary – Principal Risks of Investing in the Fund,” solely with respect to the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund, are amended to add the following:
Non‑Diversification Risk. Because the Fund may invest in a smaller number of issuers, its value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than a fund that invests in a larger number of issuers.
The section of the Prospectus entitled “Additional Information About the Funds’ Investment Objectives, Strategies and Risks,” solely with respect to the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund, is amended to add “Non‑Diversification Risk” as a principal risk of each Fund and to add the following:
The Fund is a non‑diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.
Appendix A to the Prospectus is amended by adding “Non‑diversification risk” under the “Principal Risk Factors” column with respect to each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund.
Concentration Changes
The subsections of the Prospectus entitled “Fund Summary – Principal Investment Strategies of the Fund,” solely with respect to the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund, are amended to add the following:
The Fund may concentrate its investments (i.e., invest 25% or more of its total assets) in any one industry to approximately the same extent that the Index is concentrated in one or more particular industries.
The subsections of the Prospectus entitled “Fund Summary – Principal Risks of Investing in the Fund,” solely with respect to the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund, are amended to add the following:
Concentration Risk. To the extent the Fund’s benchmark index concentrates its investments in a particular industry, the Fund may be similarly concentrated. As a result, the Fund may be more susceptible to adverse economic, market, political, regulatory, or other developments affecting those industries than a more broadly diversified fund.

The section of the Prospectus entitled “Additional Information About the Funds’ Investment Objectives, Strategies and Risks,” solely with respect to the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund, is amended to add “Concentration Risk” as a principal risk of each Fund and to add the following:
The Fund may concentrate its investments (i.e., invest 25% or more of its total assets) in any one industry to approximately the same extent that the Index is concentrated in one or more particular industries.
The subsection of the Prospectus entitled “Additional Information About the Funds’ Investment Objectives, Strategies and Risks – Investment Risks” is amended to add the following:
Concentration Risk. To the extent a Fund’s benchmark index concentrates its investments in a particular industry, the Fund may be similarly concentrated. As a result, a Fund may be more susceptible to adverse economic, market, political, regulatory, or other developments affecting those industries than a more broadly diversified fund.
Appendix A to the Prospectus is amended by adding “Concentration risk” under the “Principal Risk Factors” column with respect to each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund.
Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.